UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 31, 2022

Date of Report

(Date of earliest event reported)

iFresh Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38013	82-0664764
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

34-48 Linden Place, Flushing, NY 11354	11354
(Address of Principal Executive Offices)	(Zip Code)

(718) 359-2518

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	IFMK	OTC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership.

On August 31, 2022, in the matter KEYBANK NATIONAL ASSOCIATION vs. NYM HOLDING, INC., IFRESH, INC., NEW YORK MART 8 AVE., INC., NEW YORK MART EAST BROADWAY INC., NEW YORK SUPERMARKET EAST BROADWAY INC., NEW YORK MART GROUP INC., MING’S SUPERMARKET, INC., NEW YORK MART MOTT ST., INC., NEW YORK MART ROOSEVELT, INC., NEW YORK MART SUNRISE, INC., ZEN MKT QUINCY, INC., STRONG AMERICA LIMITED, IFRESH E. COLONIAL INC., IFRESH GLEN COVE INC., IFRESH BELLAIRE, INC., NEW YORK MART AVE U 2ND INC., NEW YORK MART CT, INC., NEW YORK MART N. MIAMI INC., and NYM MILFORD, LLC (C.A. No. 22-1134 (UNA)), the United States District Court of District of Delaware (the “Court”) issued an Order Appointing Receiver (the “Order”), upon a motion made by Keybank National Association (“Keybank”) which was consented to by all the above-captioned defendants (the “Defendants”), for the appointment and creation of a receiver to take exclusive custody, control and management of certain collateral (the “Receivership Assets”) made by the Defendants in favor of KeyBank pursuant to a certain pledge agreement and security agreement in connection with a loan arrangement with Keybank (the “Loan”).

Pursuant to the Order, effective as of September 6, 2022 (the “Effective Date”), the Court appointed Cynthia Romano, acting on behalf of CohnReznick LLP, as receiver (the “Receiver”) to take exclusive custody, control, and management of the Receivership Assets, which include: (i) all the Collateral as defined in the Pledge Agreement, dated February 27, 2017, made by iFresh Inc. (the “Company” or “Registrant”) in favor of KeyBank; (ii) all the Collateral as defined in the Pledge Agreement, dated December 23, 2016, made by NYM HOLDING, INC. (“NYMH”) in favor of KeyBank; (iii) all the Collateral as defined in the Security Agreement, dated December 23, 2016, made by the Defendants (other than the Company and NYM Milford LLC (“NYM Milford”) in favor of KeyBank; and (iv) all the Premises as defined in the Open-End Mortgage Deed and Security Agreement, dated May 20, 2019, made by NYM Milford in favor of KeyBank. As of the Effective Date, the Receiver shall have exclusive operational control of the businesses of the Receivership Defendants, which are all the Defendants excluding the Company, relating to the Receivership Assets (the “Receivership Businesses”) in accordance with the terms of the Order and until such time as provided by the Order (the “Receivership”). The Receivership Assets are placed in custodia legis and are subject to the exclusive jurisdiction of the Court.

The Order also specifies that the Receivership Assets shall not include (i) 100% of the stock of (x) E Compass, a shell company with no subsidiaries, or (y) I Fresh (BVI) Co, Ltd., a holding company with three direct or indirect subsidiaries, Xiamen DL Medical Technology Co, Ltd., Hubei Rongentang Wine Co, Ltd., and Jiuxiang Blue Sky Technology (Beijing) Co, Ltd. (collectively and including such subsidiaries, the “Sister Companies”), in each case, owned by the Company; (ii) the Sister Companies’ assets; (iii) any assets of the Company that are not Receivership Assets; or (iv) any causes of action held by the Company; and the Receivership shall not include any businesses of the Company or the Sister Companies (collectively, the “Excluded Businesses”).

The Receiver was granted all the rights, duties, and responsibilities of a court-appointed receiver, including without limitation, custody, control, management, and sale of any part of or all the Receivership Assets and the Receivership Businesses, provided that no Receivership Asset subject to a lien or security interest in favor of Keybank shall be sold without the prior written consent of Keybank.

Pursuant to the Order, the Defendants and each of their respective current and former owners, directors, officers, members, managers, employees, affiliates, successors, assigns, attorneys, accountants, agents, independent contractors, creditors, and other representatives, or any other persons or entities acting in concert or participating with any Defendant, and all those who are under the Defendants’ direction or control (collectively, the “Defendant Parties”), are directed to fully and immediately cooperate with the Receiver to ensure an orderly transfer of the custody, control, and management of the Receivership Assets, and the operational control of the Receivership Businesses, to the Receiver, including, without limitation, turning over any Receivership Assets in their possession or control to the Receiver and providing the Receiver with any information and documents in their possession or control relevant to the Receivership Assets and/or the Receivership Businesses. Any entity or person that willfully interferes with the authority of the Receiver as set forth in the Order or any subsequent order of the Court shall be subject to all appropriate penalties provided for under the laws of the State of Delaware and the United States, and any such conduct may be punishable as a contempt of Court.

Pursuant to the Order, all Defendant Parties, creditors, claimants, bodies politic, parties in interest, and their respective attorneys, agents, employees, and all other persons, firms, and corporations are jointly and severally enjoined and stayed from commencing or continuing any action at law or suit or proceeding in equity to foreclose any lien or enforce any claim against the Receivership Assets, the books, records, revenues, profits, and related assets of the Receivership Businesses, or against the Receiver in any court; provided, however, that (a) the Company may commence actions at law, suits, and proceedings related to causes of action held by the Company; (b) certain Defendant Parties are presently party to existing actions at law, suits, and proceedings against other Defendant Parties, and all such Defendant Parties may continue such existing actions at law, suits, and proceedings; and (c) certain Defendant Parties may commence additional actions against other Defendant Parties, and all such Defendant Parties may continue such additional actions, provided that, in each case, such actions at law, suits, and proceedings do not seek relief contrary to the terms of the Order.

The Receiver’s rights and duties with respect to the Receivership Assets and the Receivership and as Receiver shall cease and terminate only upon further order of the Court, which may be entered into with the consent of the Receiver, Plaintiff, and all of the Defendants or at requested by the Receiver, Keybank or the Defendants. At termination, to the extent not transferred as part of a sale of the Receivership Assets, the Receiver shall, among other things, transfer all other property to the respective Receivership Defendant owning such property.

Nothing in the Order modifies, amends, or limits in any way whatsoever the rights of KeyBank under the Loan to approve sales, to credit bid, to receive payment of all proceeds arising from the sale of any or all the Receivership Assets prior to all other creditors, and to refuse to release its interest in the Receivership Assets.

This description of the Order is not complete and is qualified in its entirety by reference to the text of the Order, a copy of which is filed as Exhibit 3.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
3.1	Order Appointing Receiver dated August 31, 2022

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 6, 2022

iFRESH INC.

By:	/s/ Ping Zhou
Name:	Ping Zhou
Title:	Chief Executive Officer

3